MERRILL LYNCH
AMERICAS INCOME
FUND, INC.















FUND LOGO













Annual Report

December 31, 1996

The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversi-fication and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



















Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.




DEAR SHAREHOLDER


During 1996, global liquidity was the driving force behind lower yields in the United States, continental Europe and Japan. As a result, investors in search of higher yields initiated or increased allocations to emerging markets debt. The higher yields and spreads of emerging markets debt over US Treasury securities attracted investors from a broad base including global bond funds, US high-yield funds, pension funds, insurance companies and equity funds. Unless default risk should appear, these investors appear to be longer-term investors.

Additionally, the Latin American region and most Eastern European countries are experiencing an improving trend in economic and political fundamentals. Therefore, these markets are attracting the highest levels of foreign direct investment and lending in history. We expect this trend to continue and consequently believe some countries may receive credit rating upgrades from Standard & Poor's Corp. and Moody's Investors Service, Inc. in 1997.

Finally, the countries that have Brady Bonds outstanding have liability management plans in progress or in the process of implementation. We expect the debt buy-back program initiated by several of these countries to continue to provide a positive technical support to the price of Brady Bonds.

Looking ahead, the global liquidity determined by the monetary policy of the Group of Seven Industrialized Nations will be of significance in setting the direction of yield spreads of emerging markets debt. Nevertheless, the moderate growth environment in the United States with slow inflation is favorable for the export-oriented economies of the Latin American region. As long as fundamentals continue their improving trend, emerging markets are likely to make progress attracting capital. In our view, the principal current risk to emerging markets is a reversal of global liquidity or a drastic decline in the US stock market.

Investment Environment

Mexico
The Mexican economic and investment outlook continued to improve in the final months of 1996. Economic growth, the declining rate of inflation and the relative strength of the peso exceeded most investors' expectations. The end of 1996 also marks a turning point in Mexico's dramatic economic austerity program which preoccupied the nation and investors for the past two years. Mexico successfully refinanced its short-term debt, dramatically lowered its current account deficit, instituted much-needed pension reform and stabilized its financial system. The country is now beginning to enjoy the fruits of this painful economic restructuring. As 1997 begins, many observers expect the Mexican economic recovery to accelerate and broaden, while inflation and local interest rates continue to trend lower.

In 1997, Mexico will face the challenge of maintaining tight fiscal and monetary policies during what promises to be a difficult election year. In July, Mexico will hold congressional elections in which the incumbent political party faces the possibility of losing control for the first time in decades. Additionally, Mexico City residents will elect their mayor for the first time. Despite these challenges, it is hoped that the Zedillo administration will adhere to the economic policies that have brought it such hard won success.

Argentina
As difficult as 1996 seemed, it proved to be a successful year for Argentina. The country's recession was overcome as Argentina shifted into a growth mode driven by exports and direct investment. The economic program was consolidated and was not affected by the feared departure of former Finance Minister Cavallo.

Looking ahead, we foresee investments in export-oriented sectors start to yield benefits, creating new job opportunities. Bank deposits and international reserves, at US$52.96 billion and US$20.23 billion, respectively, are at record highs since the implementation of the convertibility program. Our main concern is related to the political scenario as Argentines are expected to elect 50% of the congress in November 1997.

Brazil
Brazil ended 1996 with its major achievement being the reduction of inflation to approximately 10%. Another positive fact is the important shift in the composition of the capital accounts, as growth in foreign direct investment replaces the decline in portfolio and speculative investment.

Our main concerns continue to be related to the trade and fiscal deficits. Regarding trade, it is worrisome that exports are expected to grow no more than 3% year-on-year. We expect additional measures to promote exports.

With respect to the fiscal deficit, we think that little lasting progress will be achieved without the previous approval of the pending constitutional reforms, including the social security tax and administrative reforms.

In the upcoming months, we expect the government to dedicate all of its strength to the passage of the so-called re-election amendment (which would allow the current president to run for a second term), and we are hopeful that such an event will precede the passage of the aforementioned constitutional reforms. We anticipate the re-election amendment to clear both congressional houses by mid or late 1997, consequently boosting investors' confidence.

Ecuador
During 1996, Ecuadorians elected Mr. Abdala Bucaram as their president, to remain in office through the year 2000. After less than six months in power, the Bucaram administration has started discussions with multilateral organizations to introduce an economic stabilization program in 1997. President Bucaram also appears committed to introducing a convertibility plan similar to that of Argentina, improving tax collections, reducing subsidies, and reforming the financial system, labor market and Social Security system to help balance the budget in 1997. Congressional support for those reforms and tough fiscal discipline through 1997 are necessary for the success of this ambitious program.

Venezuela
During 1996, Venezuela entered into a stand-by agreement with the International Monetary Fund (IMF) and started an aggressive privatization program, mostly in the telecommunications and banking sectors. At the same time, the country has liberalized interest rates, prices and currency markets. Higher international crude oil prices helped the central government budget reach a surplus in 1996 and increase international reserves from US$10 billion at the beginning of the IMF program to US$15 billion by December 1996.

Looking forward, the government of Venezuela has plans to privatize the aluminum and steel industries, and are expecting to receive $2.5 billion. The government still faces the challenge of reducing inflation from more than 100% in 1996 to an estimated 30% in 1997, without sacrificing the growth in the already depressed non-oil sector and return positive real interest rates by mid-1997. Structural reforms involving transfers to local governments and reduction of the government payroll are more difficult than those reforms implemented in 1996. However, we believe the authorities will remain committed to improving the participation of the private sector in the economy.

Fiscal Year in Review
During 1996, as in 1995, the Fund remained overweighted in Latin American dollar-denominated bonds. The improved economic and political fundamentals were the compelling rational behind our decision. This strategy was weighted relatively to other dollar-denominated, fixed-income markets in the Western Hemisphere such as US high-yield and US Treasury markets.

Within the Latin American region, Venezuela, Argentina, Brazil and Ecuador (in order of importance) were our main investment allocations. Again this year, we opted for Brady Bonds and longer duration Eurobonds in response to their better liquidity and highest spread duration. These bonds benefited the most from the spread reduction that emerging markets debt experienced in 1996. These strategies enhanced the Fund's total returns for the fiscal year ended December 31, 1996. In addition, the Fund was 11.53% leveraged by year-end.

In Conclusion
In late October 1996, the Fund's Board of Directors gave approval for us to invest up to 20% of the Fund outside of the Western
Hemisphere. Looking ahead, this action will give us more flexibility to achieve additional risk diversification as well as investment opportunities.

We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Paolo Valle)
Paolo Valle
Vice President and Senior
Portfolio Manager




February 12, 1997





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Performance
Summary--
Class A Shares++
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning       Ending      Distributed     Dividends Paid*    % Change**
10/21/94--12/31/94                 $9.08        $ 8.51          --             $0.168            - 4.45%
1995                                8.51          9.70          --              0.944            +27.27
1996                                9.70         11.36          --              1.450            +33.64
                                                                               ------
                                                                         Total $2.562

                                                         Cumulative total return as of 12/31/96: +62.51%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charges; results would be lower if sales charge was included.
++As a result of the implementation of the Merrill Lynch Select
  Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Performance
Summary--
Class B Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning       Ending      Distributed     Dividends Paid*    % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.281            +11.30%
1994                               10.84          8.48          --              0.754            -15.08
1995                                8.48          9.65          --              0.875            +26.10
1996                                9.65         11.31          --              1.365            +32.75
                                                                               ------
                                                                         Total $3.275

                                                         Cumulative total return as of 12/31/96: +58.21%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning       Ending      Distributed     Dividends Paid*    % Change**
10/21/94--12/31/94                 $9.08        $ 8.47          --             $0.152            - 5.06%
1995                                8.47          9.65          --              0.870            +26.18
1996                                9.65         11.31          --              1.358            +32.66
                                                                               ------
                                                                         Total $2.380

                                                         Cumulative total return as of 12/31/96: +58.93%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares++
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning       Ending      Distributed     Dividends Paid*    % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.300            +11.49%
1994                               10.84          8.48          --              0.802            -14.65
1995                                8.48          9.65          --              0.919            +26.75
1996                                9.65         11.31          --              1.420            +33.44
                                                                               ------
                                                                         Total $3.441

                                                         Cumulative total return as of 12/31/96: +60.95%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charges; results would be lower if sales charge was included.
++As a result of the implementation of the Merrill Lynch Select
  Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.




PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index. Beginning and ending values are:

                                             10/21/94**     12/96

ML Americas Income Fund, Inc.++--
Class A Shares*+++                           $ 9,600        $15,601

ML Americas Income Fund, Inc.++--
Class C Shares*                              $10,000        $15,893

JP Morgan Latin Brady Bond Index++++         $10,000        $15,900


A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index. Beginning and ending values are:

                                             8/27/93**      12/96

ML Americas Income Fund, Inc.++--
Class B Shares*                              $10,000        $15,721

ML Americas Income Fund Inc.++--
Class D Shares*+++                           $ 9,600        $15,451

JP Morgan Latin Brady Bond Index++++         $10,000        $15,815

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
 +++Class A Shares outstanding prior to October 21, 1994 were redesignated to Class D Shares.
  ++ML Americas Income Fund, Inc. invests primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).
++++This unmanaged Index is comprised of a dollar-denominated restructured sovereign bonds, the securities created through the restructing of a commercial bank debt. It includes a large percentage of Brady bonds.

    Past performance is not predictive of future performance.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +33.64%        +28.29%
Inception (10/21/94) through 12/31/96     +24.77         +22.47

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +32.75%        +28.75%
Inception (8/27/93) through 12/31/96      +14.70         +14.48

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                       +32.66%        +31.66%
Inception (10/21/94) through 12/31/96     +23.50         +23.50

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +33.44%        +28.10%
Inception (8/27/93) through 12/31/96      +15.29         +13.89

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

Recent
Performance
Results
                                                                                                   12 Month   3 Month
                                                                     12/31/96   9/30/96 12/31/95   % Change   % Change
ML Americas Income Fund Class A Shares*                               $11.36    $11.21   $9.70     +17.11%     +1.34%
ML Americas Income Fund Class B Shares*                                11.31     11.17    9.65     +17.20      +1.25
ML Americas Income Fund Class C Shares*                                11.31     11.17    9.65     +17.20      +1.25
ML Americas Income Fund Class D Shares*                                11.31     11.16    9.65     +17.20      +1.34
ML Americas Income Fund Class A Shares--Total Return*                                              +33.64(1)   +8.01(2)
ML Americas Income Fund Class B Shares--Total Return*                                              +32.75(3)   +7.73(4)
ML Americas Income Fund Class C Shares--Total Return*                                              +32.66(5)   +7.71(6)
ML Americas Income Fund Class D Shares--Total Return*                                              +33.44(7)   +7.97(8)
ML Americas Income Fund Class A Shares--Standardized 30-day Yield       7.99%
ML Americas Income Fund Class B Shares--Standardized 30-day Yield       7.53%
ML Americas Income Fund Class C Shares--Standardized 30-day Yield       7.46%
ML Americas Income Fund Class D Shares--Standardized 30-day Yield       7.75%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $1.450 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.765 per share ordinary income dividends.
(3)Percent change includes reinvestment of $1.365 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.739 per share ordinary income dividends.
(5)Percent change includes reinvestment of $1.358 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.737 per share ordinary income dividends.
(7)Percent change includes reinvestment of $1.420 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.756 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                                                               Interest     Maturity        Value    Percent of
COUNTRY       Industry        Face Amount         Bonds                          Rate         Date        (Note 1a)  Net Assets
Argentina     Banking      US$ 8,000,000     Banco de Credito Argentina          8.50  %   12/18/1998   $  8,000,000    3.7%
                               4,000,000     Banco de Galicia y Buenos
                                             Aires S.A.--Yankee                  9.00      11/01/2003      3,950,000    1.8
                                                                                                        ------------  ------
                                                                                                          11,950,000    5.5

              Communications   3,000,000     Telefonica de Argentina S.A.       11.875     11/01/2004      3,315,000    1.5

                                             Total Bonds in Argentina
                                             (Cost--$15,316,875)                                          15,265,000    7.0


Brazil        Communications   8,000,000   ++Comtel Brasileira Ltd.             10.75       9/26/2004      8,220,000    3.8

              Utilities--      4,000,000     Centrais Electricas
              Electric                       Brasileiras S.A.--Eletrobras       10.00       7/06/2004      4,070,000    1.9

                                             Total Bonds in Brazil
                                             (Cost--$12,008,000)                                          12,290,000    5.7


Hong Kong     Utilities        1,000,000     AES China Generating Co. Ltd.      10.125     12/15/2006      1,035,000    0.5

                                             Total Bonds in Hong Kong
                                             (Cost--$999,040)                                              1,035,000    0.5


Mexico        Banking          1,500,000     Banamex S.A.                       11.00       7/15/2003      1,526,250    0.7

              Broadcasting &   5,000,000     Grupo Televisa S.A.                11.375      5/15/2003      5,337,500    2.4
              Publishing       3,000,000     Grupo Televisa S.A. (a)            11.976      5/15/2008      1,987,500    0.9
                                                                                                        ------------  ------
                                                                                                           7,325,000    3.3

              Industrials      5,000,000     Cemex S.A.                         12.75       7/15/2006      5,550,000    2.5

              Paper            7,000,000     Grupo Industrial Durango, S.A.
                                             de C.V.                            12.625      8/01/2003      7,612,500    3.5

              Transportation   6,000,000     Transportacion Maritima
                                             Mexicana, S.A. de C.V.             10.00      11/15/2006      6,022,500    2.8

                                             Total Bonds in Mexico
                                             (Cost--$26,946,307)                                          28,036,250   12.8


United        US Government   20,000,000     United States Treasury Bond,
States        Obligations                    6.50% due 11/15/2026                6.50      11/15/2026     19,628,200    9.0

                                             Total Bonds in the United
                                             States (Cost--$19,818,750)                                   19,628,200    9.0


                                             Total Investments in Bonds
                                             (Cost--$75,088,972)                                          76,254,450   35.0

                                                  Brady Bonds***


Argentina     Sovereign       37,500,000     Republic of Argentina,
              Government                     Global Bonds                       11.00      10/09/2006     39,375,000   18.0
              Obligations

                                             Total Brady Bonds in
                                             Argentina (Cost--$38,081,250)                                39,375,000   18.0


Brazil        Sovereign       14,868,495     Republic of Brazil, Floating
              Government                     Rate 'C' Bond                       8.00       4/15/2014     11,002,686    5.0
              Obligations

                                             Total Brady Bonds in Brazil
                                             (Cost--$10,663,138)                                          11,002,686    5.0


Bulgaria      Sovereign        5,000,000     Republic of Bulgaria,
              Government                     Discount 'A' Bonds                  6.687      7/28/2024      2,812,500    1.3
              Obligations

                                             Total Brady Bonds in
                                             Bulgaria (Cost--$2,837,500)                                   2,812,500    1.3


Ecuador       Sovereign       36,797,172     Republic of Ecuador, PDI
              Government                     (Registered)                        6.50       2/27/2015     22,538,268   10.3
              Obligations      5,286,950     Republic of Ecuador, PDI
                                             (Bearer)                            6.50       2/27/2015      3,244,866    1.5

                                             Total Brady Bonds in Ecuador
                                             (Cost--$21,504,514)                                          25,783,134   11.8


Mexico        Sovereign       10,076,000     United Mexican States, Global
              Government                     Bonds                              11.50       5/15/2026     10,630,180    4.9
              Obligations          1,000     United Mexican States, Value
                                             Recovery Rights (b)                 0.00                              0    0.0

                                             Total Brady Bonds in Mexico
                                             (Cost--$10,146,846)                                          10,630,180    4.9


Panama        Sovereign       10,000,000     Republic of Panama, PDI             6.5625     7/17/2016      7,800,000    3.6
              Government
              Obligations

                                             Total Brady Bonds in Panama
                                             (Cost--$6,787,500)                                            7,800,000    3.6


Philippines   Sovereign        3,000,000   ++Republic of the Philippines
              Government                     (Registered)                        8.75      10/07/2016      3,105,000    1.4
              Obligations

                                             Total Brady Bonds in the
                                             Philippines( Cost--$3,036,750)                                3,105,000    1.4


Venezuela     Sovereign       13,250,000     Republic of Venezuela, DCB          6.50      12/18/2007     11,676,562    5.4
              Government      36,500,000     Republic of Venezuela,
              Obligations                    Floating Rate 'A' Bond*             6.625      3/31/2007     32,530,625   14.9
                               5,500,000     Republic of Venezuela,
                                             Floating Rate 'B' Bond              6.4375     3/31/2007      4,901,875    2.2

                                             Total Brady Bonds in Venezuela
                                             (Cost--$41,582,117)                                          49,109,062   22.5


                                             Total Investments in Brady Bonds
                                             (Cost--$134,639,615)                                        149,617,562   68.5


                                                  Loan Agreements


Russia        Sovereign       15,000,000     Vneshenconombank
              Government                     Participation Agreements (c)        0.00      12/30/2004     11,906,250    5.5
              Obligations

                                             Total Investments in Loan
                                             Agreements (Cost--$11,478,750)                               11,906,250    5.5


SCHEDULE OF INVESTMENTS (concluded)
                                                                                Interest    Maturity        Value    Percent of
                              Face Amount         Short-Term Securities          Rate         Date        (Note 1a)  Net Assets
              Commercial   US$ 3,298,000     General Motors Acceptance Corp.     7.50  %    1/02/1997   $  3,298,000    1.5%
              Paper**


                                             Total Investments in Short-Term
                                             Securities (Cost--$3,298,000)                                 3,298,000    1.5

              Total Investments (Cost--$224,505,337)                                                     241,076,262  110.5

              Liabilities in Excess of Other Assets                                                      (22,897,800) (10.5)
                                                                                                        ------------  ------
              Net Assets                                                                                $218,178,462  100.0%
                                                                                                        ============  ======

           (a)Represents a step bond; the interest rate shown is the effective yield at the time of purchase.
           (b)The rights may be exercised until 2/31/2019.
           (c)Non-income producing security.
             *Security represents collateral in connection with reverse repurchase agreements.
            **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. ***Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            ++Restricted security as to resale. The value of the Fund's investment in restricted securities was $11,325,000, representing 5.2% of net assets.
                                                         Acquisition     Value
              Issue                           Date          Cost       (Note 1a)
              Comtel Brasileira Ltd.,
                10.75% due 9/26/2004        9/18/1996   $ 8,000,000   $ 8,220,000
              Republic of the Philippines
                (Registered)               11/14/1996     3,036,750     3,105,000

              Total                                     $11,036,750   $11,325,000
                                                        ===========   ===========



STATEMENT OF ASSETS AND LIABILITIES

                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$224,505,337) (Note 1a)                         $241,076,262
                    Receivables:
                      Interest                                                             $  5,007,647
                      Capital shares sold                                                     1,080,035        6,087,682
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      34,369
                    Prepaid registration fees and other assets (Note 1f)                                          59,704
                                                                                                            ------------
                    Total assets                                                                             247,258,017
                                                                                                            ------------

Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                 22,350,300
                      Distributions to shareholders (Note 1g)                                 4,222,841
                      Captial shares redeemed                                                 2,028,973
                      Investment adviser (Note 2)                                               123,328
                      Distributor (Note 2)                                                      112,594
                      Interest expense (Note 5)                                                  12,106       28,850,142
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       229,413
                                                                                                            ------------
                    Total liabilities                                                                         29,079,555
                                                                                                            ------------


Net Assets:         Net assets                                                                              $218,178,462
                                                                                                            ============


Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                    $    247,683
Consist of:         Class B Common Stock, $0.10 par value, 100,000,000 shares authorized                       1,416,265
                    Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                         101,107
                    Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                         162,756
                    Paid-in capital in excess of par                                                         198,500,226
                    Undistributed realized capital gains on investments and foreign
                    currency transations--net                                                                  1,179,500
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         16,570,925
                                                                                                            ------------
                    Net assets                                                                              $218,178,462
                                                                                                            ============


Net Asset           Class A--Based on net assets of $28,136,646 and 2,476,832
Value:                       shares outstanding                                                             $      11.36
                                                                                                            ============
                    Class B--Based on net assets of $160,204,058 and 14,162,649
                             shares outstanding                                                             $      11.31
                                                                                                            ============
                    Class C--Based on net assets of $11,435,835 and 1,011,067
                             shares outstanding                                                             $      11.31
                                                                                                            ============
                    Class D--Based on net assets of $18,401,923 and 1,627,563
                             shares outstanding                                                             $      11.31
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 18,995,532
(Note 1e):


Expenses:           Investment advisory fees (Note 2)                                      $  1,139,364
                    Account maintenance and distribution fees--Class B (Note 2)               1,048,581
                    Interest expense (Note 5)                                                   491,343
                    Transfer agent fees--Class B (Note 2)                                       261,751
                    Registration fees (Note 1f)                                                 114,429
                    Printing and shareholder reports                                            106,905
                    Custodian fees                                                               72,879
                    Professional fees                                                            68,805
                    Account maintenance and distribution fees--Class C (Note 2)                  59,213
                    Accounting services (Note 2)                                                 57,697
                    Account maintenance fees--Class D (Note 2)                                   41,769
                    Trustees' fees and expenses                                                  37,600
                    Transfer agent fees--Class A (Note 2)                                        27,993
                    Transfer agent fees--Class D (Note 2)                                        27,061
                    Amortization of organization expenses (Note 1f)                              20,908
                    Transfer agent fees--Class C (Note 2)                                        15,485
                    Pricing fees                                                                    807
                    Other                                                                         6,589
                                                                                           ------------
                    Total expenses                                                                             3,599,179
                                                                                                            ------------
                    Investment income--net                                                                    15,396,353
                                                                                                            ------------


Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       22,386,062
(Loss) on             Foreign currency transactions--net                                       (303,309)      22,082,753
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       14,949,752
(Notes 1b, 1c,        Foreign currency transactions--net                                          9,630       14,959,382
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     37,042,135
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 52,438,488
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                      For the
                                                                                                     Year Ended
                                                                                                    December 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $ 15,396,353     $ 11,613,604
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        22,082,753       (4,707,448)
                    Change in unrealized appreciation on investments and foreign
                    currency transactions--net                                               14,959,382       18,061,845
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     52,438,488       24,968,001
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,756,766)        (119,581)
Shareholders          Class B                                                               (12,358,235)      (9,482,996)
(Note 1g):            Class C                                                                  (678,129)         (58,666)
                      Class D                                                                (1,554,156)      (1,952,361)
                    In excess of investment income--net:
                      Class A                                                                  (236,371)              --
                      Class B                                                                (1,662,785)              --
                      Class C                                                                   (91,241)              --
                      Class D                                                                  (209,110)              --
                    Realized gain on investments--net:
                      Class A                                                                  (801,439)              --
                      Class B                                                                (4,369,170)              --
                      Class C                                                                  (310,794)              --
                      Class D                                                                  (512,917)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (24,541,113)     (11,613,604)
                                                                                           ------------     ------------


Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       70,086,193      (10,358,969)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase in net assets                                             97,983,568        2,995,428
                    Beginning of year                                                       120,194,894      117,199,466
                                                                                           ------------     ------------
                    End of year*                                                           $218,178,462     $120,194,894
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                                   --     $    950,933
                                                                                           ============     ============


                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1996
Cash Provided by    Net increase in net assets resulting from operations                                 $    52,438,488
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Increase in receivables                                                                 (2,304,703)
                      Decrease in other assets                                                                    26,222
                      Increase in other liabilities                                                              179,370
                      Realized and unrealized gain on investments and foreign currency
                      transactions--net                                                                      (37,042,135)
                      Amortization of discount                                                                (1,938,673)
                                                                                                          --------------
                    Net cash provided by operating activities                                                 11,358,569
                                                                                                          --------------


Cash Used for       Proceeds from sales of long-term securities                                              736,654,155
Investing           Purchases of long-term securities                                                       (813,780,381)
Activities:         Purchases of short-term investments                                                   (2,401,715,817)
                    Proceeds from sales and maturities of short-term investments                           2,404,095,905
                                                                                                          --------------
                    Net cash used for investing activities                                                   (74,746,138)
                                                                                                          --------------


Cash Provided by    Cash receipts from issuance of common stock                                              155,351,787
Financing           Cash receipts from borrowings                                                            998,214,202
Activities:         Cash payments on borrowings                                                             (984,593,969)
                    Cash payments on shares of beneficial interest redeemed                                  (98,109,176)
                    Dividends paid to shareholders                                                            (7,475,275)
                                                                                                          --------------
                    Net cash provided by financing activities                                                 63,387,569
                                                                                                          --------------

Cash:               Net increase in cash                                                                              --
                    Cash at beginning of year                                                                         --
                                                                                                          --------------
                    Cash at end of year                                                                   $           --
                                                                                                          ==============


Cash Flow           Cash paid for interest                                                                $      486,865
Information:                                                                                              ==============


Non-Cash            Capital shares issued on reinvestment of dividends paid to shareholders               $   13,781,236
Financing                                                                                                 ==============
Activities:


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                    Class A                            Class B
                    The following per share data
                    and ratios have been derived                     For the                                     For the
                    from information provided in                     Period                                      Period
                    the financial statements.        For the         Oct. 21,               For the              Aug. 27,
                                                   Year Ended       1994++ to             Year Ended            1993++ to
                    Increase (Decrease) in         December 31,      Dec. 31,             December 31,           Dec. 31,
                    Net Asset Value:            1996+++++  1995       1994      1996+++++    1995       1994       1993
Per Share           Net asset value,
Operating           beginning of period         $  9.70   $  8.51   $  9.08     $  9.65    $  8.48    $ 10.84    $ 10.00
Performance:                                    -------   -------   -------     -------    -------    -------    -------
                    Investment income--net          .97       .94       .17         .88        .88        .75        .24
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net              2.14      1.19      (.57)       2.15       1.17      (2.36)       .88
                                                -------   -------   -------     -------    -------    -------    -------
                    Total from investment
                    operations                     3.11      2.13      (.40)       3.03       2.05      (1.61)      1.12
                                                -------   -------   -------     -------    -------    -------    -------
                    Less dividends and
                    distributions:
                      Investment income--net      (1.00)     (.94)     (.14)       (.93)      (.88)      (.64)      (.24)
                      In excess of investment
                      income--net                  (.13)       --        --        (.12)        --         --         --
                      Realized gain on
                      investments--net             (.32)       --      (.03)       (.32)        --       (.11)      (.04)
                                                -------   -------   -------     -------    -------    -------    -------
                    Total dividends and
                    distributions                 (1.45)     (.94)     (.17)      (1.37)      (.88)      (.75)      (.28)
                                                -------   -------   -------     -------    -------    -------    -------
                    Net asset value, end
                    of period                   $ 11.36   $  9.70   $  8.51     $ 11.31    $  9.65    $  8.48   $  10.84
                                                =======   =======   =======     =======    =======    =======    =======

Total Investment    Based on net asset
Return:**           value per share              33.64%    27.27%    (4.45%)+++  32.75%     26.10%    (15.08%)    11.30%+++
                                                =======   =======   =======     =======    =======    =======    =======


Ratios to Average   Expenses, excluding
Net Assets:         interest expense
                    and net of
                    reimbursement                 1.05%     1.20%     1.22%*      1.83%      1.97%      1.79%      1.03%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Expenses, excluding
                    interest expense              1.05%     1.20%     1.22%*      1.83%      1.97%      2.00%      2.45%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Expenses                      1.32%     1.36%     1.91%*      2.10%      2.13%      2.70%      2.53%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Investment income--net        8.97%    11.25%     8.63%*      8.36%     10.40%      8.14%      6.76%*
                                                =======   =======   =======     =======    =======    =======    =======


Supplemental        Net assets, end of
Data:               period (in thousands)      $ 28,136  $  1,165   $   253    $160,204   $103,465   $101,933   $ 98,848
                                               ========  ========   =======    ========   ========   ========   ========
                    Portfolio turnover          420.35%   127.17%   353.33%     420.35%    127.17%    353.33%     75.18%
                                               ========  ========   =======    ========   ========   ========   ========


Leverage:           Amount of reverse
                    repurchase agreements
                    outstanding, end of
                    period (in thousands)      $ 22,350  $ 10,265   $17,058    $ 22,350   $ 10,265   $ 17,058   $ 21,546
                                               ========  ========   =======    ========   ========   ========   ========
                    Average amount of reverse
                    repurchase agreements
                    outstanding during the
                    period (in thousands)      $  8,277  $  2,640   $17,315    $  8,277   $  2,640   $ 17,315   $ 18,977
                                               ========  ========   =======    ========   ========   ========   ========
                    Average amount of reverse
                    repurchase agreements
                    per share during
                    the period                 $    .48  $    .20   $  1.19    $    .48   $    .20   $   1.19   $   1.81
                                               ========  ========   =======    ========   ========   ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                    Class C                            Class D
                    The following per share data
                    and ratios have been derived                     For the                                     For the
                    from information provided in                     Period                                      Period
                    the financial statements.        For the         Oct. 21,               For the              Aug. 27,
                                                   Year Ended       1994++ to             Year Ended            1993++ to
                    Increase (Decrease) in         December 31,      Dec. 31,             December 31,           Dec. 31,
                    Net Asset Value:            1996+++++  1995       1994      1996+++++    1995       1994       1993
Per Share           Net asset value,
Operating           beginning of period         $  9.65   $  8.47   $  9.08     $  9.65    $  8.48    $ 10.84    $ 10.00
Performance:                                    -------   -------   -------     -------    -------    -------    -------
                    Investment income--net          .87       .87       .15         .95        .92        .80        .26
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net              2.15      1.18      (.61)       2.13       1.17      (2.36)       .88
                                                -------   -------   -------     -------    -------    -------    -------
                    Total from investment
                    operations                     3.02      2.05      (.46)       3.08       2.09      (1.56)      1.14
                                                -------   -------   -------     -------    -------    -------    -------
                    Less dividends and
                    distributions:
                      Investment income--net       (.92)     (.87)     (.13)       (.97)      (.92)      (.68)      (.26)
                      In excess of investment
                      income--net                  (.12)       --        --        (.13)        --         --         --
                      Realized gain on
                      investments--net             (.32)       --      (.02)       (.32)        --       (.12)      (.04)
                                                -------   -------   -------     -------    -------    -------    -------
                    Total dividends and
                    distributions                 (1.36)     (.87)     (.15)      (1.42)      (.92)      (.80)      (.30)
                                                -------   -------   -------     -------    -------    -------    -------
                    Net asset value, end
                    of period                   $ 11.31   $  9.65   $  8.47     $ 11.31    $  9.65    $  8.48    $ 10.84
                                                =======   =======   =======     =======    =======    =======    =======


Total Investment    Based on net asset
Return:**           value per share              32.66%    26.18%    (5.06%)+++  33.44%     26.75%    (14.65%)    11.49%+++
                                                =======   =======   =======     =======    =======    =======    =======

Ratios to Average   Expenses, excluding
Net Assets:         interest expense and net
                    of reimbursement              1.90%     2.05%     2.24%*      1.31%      1.44%      1.28%       .50%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Expenses, excluding
                    interest expense              1.90%     2.05%     2.24%*      1.31%      1.44%      1.48%      1.93%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Expenses                      2.17%     2.19%     3.05%*      1.58%      1.60%      2.17%      2.03%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Investment income--net        8.17%    10.23%     8.87%*      8.92%     10.85%      8.65%      7.14%*
                                                =======   =======   =======     =======    =======    =======    =======


Supplemental        Net assets, end of
Data:               period (in thousands)       $11,436   $ 1,396   $    75     $18,402    $14,169    $14,938    $15,076
                                                =======   =======   =======     =======    =======    =======    =======
                    Portfolio turnover          420.35%   127.17%   353.33%     420.35%    127.17%    353.33%     75.18%
                                                =======   =======   =======     =======    =======    =======    =======


Leverage:           Amount of reverse
                    repurchase agreements
                    outstanding, end of
                    period (in thousands)       $22,350   $10,265   $17,058     $22,350    $10,265    $17,058    $21,546
                                                =======   =======   =======     =======    =======    =======    =======
                    Average amount of reverse
                    repurchase agreements
                    outstanding during the
                    period (in thousands)       $ 8,277   $ 2,640   $17,315     $ 8,277    $ 2,640    $17,315    $18,977
                                                =======   =======   =======     =======    =======    =======    =======
                    Average amount of reverse
                    repurchase agreements per
                    share during the period     $   .48   $   .20   $  1.19     $   .48    $   .20    $  1.19    $  1.81
                                                =======   =======   =======     =======    =======    =======    =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.


                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



NOTES TO FINANCIAL STATEMENTS (continued)

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distribution of capital gains are recorded on the ex-dividend date.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,199,507 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account
                                         Maintenance    Distribution
                                             Fee            Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                                $  135        $ 1,237
Class D                                $3,912        $41,977


For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $405,525 and $4,459 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $813,780,381 and $723,055,200, respectively.

Realized and unrealized gains (losses) as of December 31, 1996 were as follows:

                                    Realized      Unrealized
                                 Gains (Losses)     Gains

Long-term investments           $  22,448,405  $  16,570,925
Short-term investments               (304,018)            --
Options written                       148,000             --
Financial futures contracts            93,675             --
Foreign currency transactions        (303,309)            --
                                -------------  -------------
Total                           $  22,082,753  $  16,570,925
                                =============  =============


Transactions in options written for the year ended December 31, 1996 were as follows:



                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received

Outstanding call options written,
beginning of year                          --             --
Options written                    20,000,000  $     247,000
Options exercised                 (16,000,000)      (162,000)
Options expired                    (4,000,000)       (85,000)
                                 ------------  -------------
Outstanding call options written,
end of year                                --  $          --
                                 ============  =============

                                  Nominal Value
                                   Covered by      Premiums
Put Options Written              Written Options   Received

Outstanding put options written,
beginning of year                          --             --
Options written                     6,000,000  $      63,000
Options expired                    (6,000,000)       (63,000)
                                 ------------  -------------
Outstanding put options written,
end of year                                --  $          --
                                 ============  =============


As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $14,845,086, of which $16,603,802 related to appreciated securities and $1,758,716 related to depreciated securities. At December 31, 1996, the aggregate cost of investments for Federal income tax purposes was $226,231,176.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $70,086,193 and $(10,358,969) for the years ended December 31, 1996 and December 31, 1995, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         3,188,362   $ 33,640,007
Shares issued to shareholders
in reinvestment of dividends
and distributions                     223,634      2,467,894
                                 ------------   ------------
Total issued                        3,411,996     36,107,901
Shares redeemed                    (1,055,288)   (11,591,124)
                                 ------------   ------------
Net increase                        2,356,708   $ 24,516,777
                                 ============   ============



Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                           424,389   $  3,709,129
Shares issued to shareholders
in reinvestment of dividends           31,496         58,341
                                 ------------   ------------
Total issued                          455,885      3,767,470
Shares redeemed                      (365,478)    (3,126,616)
                                 ------------   ------------
Net increase                           90,407   $    640,854
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         9,423,373   $ 97,739,290
Shares issued to shareholders
in reinvestment of dividends
and distributions                     874,443      9,531,248
                                 ------------   ------------
Total issued                       10,297,816    107,270,538
Automatic conversion of shares       (481,977)    (1,098,316)
Shares redeemed                    (6,374,330)   (71,172,295)
                                 ------------   ------------
Net increase                        3,441,509   $ 34,999,927
                                 ============   ============




NOTES TO FINANCIAL STATEMENTS (concluded)




Class B Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         2,917,112   $ 25,020,930
Shares issued to shareholders
in reinvestment of dividends          466,431      3,936,697
                                 ------------   ------------
Total issued                        3,383,543     28,957,627
Shares redeemed                    (4,688,387)   (38,740,392)
                                 ------------   ------------
Net decrease                       (1,304,844)  $ (9,782,765)
                                 ============   ============



Class C Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         1,097,995   $ 11,420,812
Shares issued to shareholders
in reinvestment of dividends
and distributions                      67,079        736,136
                                 ------------   ------------
Total issued                        1,165,074     12,156,948
Shares redeemed                      (298,711)    (3,200,889)
                                 ------------   ------------
Net increase                          866,363   $  8,956,059
                                 ============   ============

Class C Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                           201,258   $  1,740,118
Shares issued to shareholders
in reinvestment of dividends            3,112         27,775
                                 ------------   ------------
Total issued                          204,370      1,767,893
Shares redeemed                       (68,570)      (583,898)
                                 ------------   ------------
Net increase                          135,800   $  1,183,995
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         1,242,352   $ 12,804,879
Shares issued to shareholders
in reinvestment of dividends
and distributions                      95,879      1,045,958
Automatic conversion of shares        104,699      1,098,316
                                 ------------   ------------
Total issued                        1,442,930     14,949,153
Shares redeemed                    (1,284,258)   (13,335,723)
                                 ------------   ------------
Net increase                          158,672   $  1,613,430
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         2,439,964   $ 21,030,210
Shares issued to shareholders
in reinvestment of dividends          108,946        935,152
                                 ------------   ------------
Total issued                        2,548,910     21,965,362
Shares redeemed                    (2,842,527)   (24,366,415)
                                 ------------   ------------
Net decrease                         (293,617)  $ (2,401,053)
                                 ============   ============


5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1996, the Fund had entered into reverse repurchase agreements in the amount of $22,350,300. For the year ended December 31, 1996, the maximum amount entered into was $43,760,579, the average amount outstanding was approximately
$8,277,000, and the daily weighted average interest rate was 5.94%.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
Merrill Lynch Americas Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1996, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period August 27, 1993 (commencement of operations) to December 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)



All of the net investment income distributions paid monthly by Merrill Lynch Americas Income Fund, Inc. during the year ended December 31, 1996 are attributable to income received by the Fund from foreign sources. Additionally, the Fund paid a short-term capital gains distribution of $0.315483 per share to shareholders of record on December 18, 1996. There were no long-term capital gains distributions paid by the Fund during the year.

Please retain this information for your records.




OFFICERS AND DIRECTORS



Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863